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                                                          EXHIBIT 10.30
                         SECURITY AGREEMENT
                         ------------------

     THIS SECURITY AGREEMENT is made and entered into effective as of the 30th day of December, 1997, by 21ST CENTURY CLAIM SERVICE, INC., a Kentucky corporation, with address of 3201 Nicholasville Road, Lexington, Kentucky 40503 (hereinafter referred to as "Debtor"); and BANK ONE, KENTUCKY, NA, a National Banking Association, 416 West Jefferson Street, Louisville, Kentucky 40202 (hereinafter referred to as "Secured Party").

     IT IS AGREED BY THE PARTIES AS FOLLOWS:

1. For value received, Debtor does hereby grant unto Secured Party a security interest in and to all the collateral described in numerical Paragraph two (2) hereof to secure all of the indebtedness referred to in numerical Paragraph three (3) hereof.

2. The collateral covered by this Security Agreement is (a) all of Debtor's property described in Schedule A hereto and any supplemental exhibits thereto, and (b) all proceeds and products thereof (all of which collateral is hereinafter collectively referred to as the "Collateral").

3.   This Security Agreement is made as collateral security for:

     a. The payment of all sums due to Secured Party from Debtor and the other makers under the terms of that certain $200,000.00 Term Note dated as of December 30, 1997 (the "Note"); and

     b. All other liabilities and obligations of whatever kind or type of Debtor to Secured Party, including any guarantees of the Debtor to Secured Party, whether created directly or acquired by Secured Party by assignment or otherwise, whether now existing or hereafter created, arising or acquired, absolute or contingent, joint or several, due or to become due (the foregoing obligations are herein collectively referred to as "Indebtedness").

4.   Debtor represents and warrants to Secured Party that:

     a.   All of the Collateral is used or will be used for business.

     b. Debtor is absolute owner of the legal and beneficial title to the Collateral, (exclusive of hereafter acquired, replacement or hereafter created items), and is in full possession thereof.

     c. Except as previously disclosed in writing, the Collateral is free and clear of all liens, encumbrances and adverse claims whatsoever.

     d.   Debtor has the right to enter into this Security Agreement.

5.   Debtor covenants and agrees that:

     a. Debtor shall defend the Collateral against the claims and demands of all persons.

     b.   Debtor shall not:

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          i.   permit any loan or security interest (other than
               Secured Party's security interest granted herein and those liens previously disclosed in writing) to attach to any of the Collateral;

          ii. permit any of the Collateral to be levied upon under any legal process; or

          iii. dispose of or enter or agree to enter into any sale of any of the Collateral, whether or not inventory, without prior written consent of Secured Party.

     c. Debtor shall insure or have insured the tangible Collateral for the benefit of Secured Party (who shall be the loss payee) in such amounts, for such risks and with such company as Secured Party may request, and promptly deliver all policies with respect thereto to Secured Party, or in the event Debtor at any time has not maintained and delivered to Secured Party such requested policies of insurance, Secured Party shall, in its sole and absolute discretion, whether or not any Event of Default, as defined in this Security Agreement, has occurred, have the right to place and effect such insurance as Secured Party deems appropriate at the Debtor's expense and in the event Secured Party elects to pay for such insurance coverage, Debtor shall reimburse Secured Party for the amount(s) so paid plus interest thereon at the default rate of interest due under the Note.

     d. Debtor shall keep the Collateral consisting of tangible property in good condition.

     e. Debtor shall advise Secured Party in writing, at least thirty (30) days prior thereto, of any change in Debtor's place of business or mailing address.

     f. Debtor shall not conduct business under any other name than that given above nor change or reorganize the type of business entity under which it does business except upon prior written approval of Secured Party. If such approval is given, Debtor agrees that all documents, instruments and agreements demanded by Secured Party shall be prepared and filed at Debtor's expense before such change of name or business entity occurs.

     g. Debtor shall execute and deliver to Secured Party upon request new UCC-1 Financing Statements describing the same Collateral specified herein for recordation where necessary in Secured Party's sole discretion to perfect Secured Party's security interest in the Collateral, and Debtor shall pay all filing and recording fees and filing and recording taxes in connection with the filing and/or recordation of such Statements, and, if paid by the Secured Party, Debtors will reimburse Secured Party therefor upon demand of Secured Party.

     h. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to do all acts and things which Secured Party may deem necessary or appropriate to perfect and continue perfected the security interest created by this Security Agreement and to protect and, in the case of an Event of Default hereunder, sell the Collateral, including, but not limited to, the execution in Debtor's name as Debtor's irrevocable attorney-in-fact:

          i. notifications and agreements to sell where sale is permitted,

          ii. any documents or papers necessary or helpful to comply with the terms of any agreements relative to any of the Collateral, and

          iii. UCC-1 (and other) Financing Statements covering the Collateral and filing and recordation of same wherever Secured Party deems appropriate, with Debtor to

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               reimburse Secured Party for all filing and recording
               fees, taxes and other expenses in connection therewith upon demand of Secured Party.

     Provided, however, the power of attorney granted hereby shall survive the disability of the principal but when all the indebtedness is fully paid and performed and Debtor has no obligation to or commitment for loan(s) from Secured Party, this power of attorney shall become null and void upon Secured Party's receipt of written notification from Debtor to such effect.

     i    The Indebtedness shall be paid to Secured Party in
accordance with the terms thereof.

     j. Debtor shall comply in all respects with any other agreement between Debtor and Secured Party.

     k. Debtor shall permit Secured Party and/or its agents to inspect and appraise the Collateral and inspect the books and records of Debtor at all reasonable times and from time to time, and shall pay all expenses Secured Party may incur in connection with any such inspection(s) and appraisal(s).

6. Upon the occurrence of any "Event of Default," which, for the purposes of this Security Agreement means any default in, or breach of, any covenant, agreement, representation or warranty by Debtor under the provisions of any document evidencing any of the Indebtedness or other obligations of Debtor to Secured Party or of any other agreement regarding any of the Indebtedness, this Security Agreement, the Note, and any mortgage(s) or other security agreement(s) securing or otherwise relating to any of the Indebtedness, Secured Party shall have all rights and remedies in and against the Collateral and otherwise of a secured party under the Uniform Commercial Code and the other applicable law of Kentucky (and all such other states where any part of the Collateral may be located, if applicable) and all other applicable laws and all rights provided herein, in all other documents evidencing, securing or related to any of the Indebtedness, or in any other applicable security or loan agreement, all of which rights and remedies shall, to the full extent permitted by law, be cumulative. In addition, Secured Party may require Debtor, at Debtor's sole expense, to assemble the Collateral and make it available to Secured Party at the place or places to be designated by Secured Party and Debtor. Secured Party shall have the right to sell the Collateral at public or private sale. Debtor agrees to pay to Secured Party, as part of the Indebtedness, all amounts paid by Secured Party, including, but not limited to:

     a. Secured Party's attorney's fees, to the extent not prohibited by applicable law, in connection with the enforcement of any of Debtor's obligations hereunder or contained in the documents evidencing the Indebtedness, with interest thereon at the highest rate provided for in any of the Indebtedness;

     b. taxes, levies and prior liens and insurance on, repairs to, maintenance of, or transporting or otherwise caring for, the Collateral; and

     c. expenses incurred in taking possession of or preserving the Collateral.

7. The requirement of reasonable notice of the time and place of disposition of Collateral by Secured Party shall be conclusively deemed to have been met if such notice is mailed, postage prepaid, to Debtor's address specified above at least ten (10) days before the time of the sale or disposition. Secured Party may bid upon and purchase any or all of the Collateral at any public sale thereof. Secured Party may dispose of all or any part of the Collateral at one or more times and from time to time and in one or more lots or parcels, and upon such terms and conditions, including a credit sale, as Secured Party determines in its sole discretion. Secured Party shall apply the net proceeds of any such disposition of the Collateral (after deducting therefrom all costs incurred in connection therewith, or incidental to the

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holding, preparing for sale, in whole or in part, of the Collateral, including Secured Party's attorney's fees and court costs) to the Indebtedness and any other obligations of Debtor to Secured Party in the order elected by Secured Party in its sole discretion, and any remaining proceeds shall be paid to the Debtor or such other party as is entitled thereto.

8. This is a continuing Security Agreement and all the rights, powers and remedies hereunder shall apply to all past, present and future indebtedness of Debtor to Secured Party, including any indebtedness arising under subsequent transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new indebtedness or additional indebtedness whether or not all or any prior indebtedness has been satisfied, and notwithstanding the death, incapacity or bankruptcy of Debtor, or any other event or proceeding affecting Debtor.

9. The rights, powers and remedies given to Secured Party by this Security Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any other agreement now existing or subsequently entered into by and between the parties hereto and any statute or rule of law. Secured Party may exercise its right of set off with respect to the Indebtedness in the same manner as if the Indebtedness were unsecured. Any waiver, forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Secured Party.

10. DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OTHER DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SECURED PARTY, DEBTOR AND ANY GUARANTORS. DEBTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT TO SECURED PARTY.

11. The Debtor agrees that the sole proper venue for the determination of any litigation commenced by either Debtor or Secured Party on any basis shall be in a court of competent jurisdiction which is located in Fayette County, Kentucky, and the parties hereby expressly declare that any other venue shall be improper and Debtor expressly waives any right to a determination of any such litigation against Debtor by a court in any other venue. Debtor further agrees that service of process by any judicial officer or by registered or certified U.S. mail shall establish personal jurisdiction over Debtor, and Debtor waives any rights under the laws of any state to object to jurisdiction within the Commonwealth of Kentucky. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive, but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the Commonwealth of Kentucky or by any other state in an action brought by Secured Party in such state.

12. The laws of the Commonwealth of Kentucky shall govern the construction of this Security Agreement and the rights, remedies and duties of the parties hereto, unless the laws of the state where the Collateral or part thereof is situated dictate that the laws of such other state shall govern with respect thereto.

13. This Security Agreement shall bind Debtor and Debtor's heirs, successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

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14.  Time shall be of the essence in the performance of each of the
Debtor's obligations under this Security Agreement.

15. A judicial decree, order or judgment holding any provision herein invalid or unenforceable shall not in any way impair or preclude enforcement of the remaining provisions herein, and shall not in any way impair or preclude enforcement of rights or remedies of Secured Party under Chapter 355 of the Kentucky Revised Statutes, or other applicable law.

16. This Security Agreement may, in the sole discretion of Secured Party, be filed as a financing statement and Debtor agrees to also execute any additional financing statements with respect hereto which may be requested by Secured Party. Secured Party may, in its sole discretion, attach this Security Agreement or any other document executed pursuant hereto or in connection herewith with any person or organization which registers, sells or is in any manner involved with any or all of the Collateral. Secured Party shall be entitled to notify the person in possession of the Collateral, or any other person Secured Party deems appropriate of the security interest herein granted and to notify such person or entity to forward all documents with respect to the Collateral to Secured Party and otherwise as Secured Party deems appropriate.

     IN TESTIMONY WHEREOF, witness the signature of the parties hereto, to be effective the day, month and year first above written.

                         21ST CENTURY CLAIM SERVICE, INC.

                         BY: /s/ John R. Owens
                            --------------------------------

                         TITLE: Secretary/Treasurer
                               -----------------------------

                         BANK ONE, KENTUCKY, NA

                         BY: /s/ R. J. Heiple
                            --------------------------------

                         TITLE: Executive Vice President
                               -----------------------------

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     EXHIBIT A TO FINANCING STATEMENT AND/OR SECURITY AGREEMENT
     ----------------------------------------------------------

     This property covered by this Financing Statement and/or Security Agreement includes all of the Debtor's right, title and interest in, to and under the following described property, whether now owned or hereafter acquired by the Debtor, and whether now existing or hereafter created, arising, accruing, incurred or entered into (all of which hereinafter collectively called the "Collateral"):

1. Each and every "Account", as such term is defined in the Uniform Commercial Code of the State of Kentucky, and in any event shall include, but not be limited to, all of the Debtor's rights to payment for goods sold or leased or services performed by the Debtor whether now in existence or arising from time to time hereafter, including, without imitation, rights evidenced by an account, accounts receivables, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, whether or not such right(s) to payment has been earned by performance, and whether or not such right(s) to payment is evidenced by any document, instrument or chattel paper, together with
(a) all security pledged, assigned, hypothecated or granted to or held by the Debtor to secure the foregoing, (b) all of the Debtor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including, without limitation, all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer bureau from time to time acting for the Debtor,
(f) all evidences of the filing of financing statement and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto, and
(h) all other writings related in any way to the foregoing.

2. All "Chattel Paper", as such term is defined in the Uniform Commercial Code and in the State of Kentucky, in which Debtor now has or hereafter acquires any rights and wherever located and, in any event, shall include a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods.

3. All of the inventory of the Debtor of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including, but not limited to, work in process, materials used or consumed in the Debtor's business, now owned or hereafter acquired or manufactured by the Debtor and held for sale or lease or to be furnished under a contract of service in the ordinary course of its business; all present and future substitutions therefor, parts and accessories thereof and all additions thereto; all proceeds thereof and products of such inventory in any form whatsoever; specifically including all "inventory", as such term is defined in the Uniform Commercial Code of the State of Kentucky.

4. All "Instruments" of Debtor, as such term is defined in the Uniform Commercial Code of the State of Kentucky and in Kentucky Revised Statutes Subsection 355.9-105(1)(g), and shall include but not be limited to any and all negotiable instruments (defined in Kentucky Revised Statutes 355.8-102) or any other writings which evidence a right to payment of money and are not themselves security agreements or leases and are of the type which are in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.


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5.   All "Equipment", as such term is defined in the Uniform Commercial
Code of the State of Kentucky, now or hereafter owned or leased by the Debtor and, in any event, shall include, but shall not be limited to, all machinery, tools, equipment, office equipment, furniture, furnishings, fixtures, trade fixtures, goods which are to become fixtures, and any materials, instructions, blueprints, computer software and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (all of the foregoing in this section collectively, the "Equipment").

6. All "General Intangibles", as such term is defined in the Uniform Commercial Code of Kentucky and in Kentucky Revised Statutes Subsection 355.9-106, now or hereafter owned by the Debtor and shall include, but not be limited to, all (a) Marks, Patents and Copyrights (as such terms are hereinafter defined), (b) goodwill of the Debtor's business symbolized by any of the foregoing, (c) license rights, license agreements, leases, permits, franchises, patents, computer software and customer lists, and (d) any rights to tax refunds to which the Debtor is now or hereafter may be entitled.

7. All trademarks, trademark registrations and trademark applications pending, now held or hereafter acquired by the Debtor, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or any similar governmental agency in any foreign country (which the Debtor has adopted and used and is using or hereafter acquires or under which the Debtor is licensed), as well as all other trademarks, trade names, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks not registered, and trade dress, including logos and/or designs (all of the foregoing in this section collectively, the "Marks") together with the registrations and right to all renewals, reissues and extensions thereof, the goodwill of the business of the Debtor symbolized by the Marks, and any and all causes of action which may exist by reason of infringement or dilution thereof, or injury to the associated goodwill with the right to sue for and collect said damages and the right to collect all royalties under any license agreements with respect to any such Marks.

8. All copyrights, copyright registrations and copyright applications now held or hereafter acquired by the Debtor including, without limitation, any United States copyright to which the Debtor now or hereafter has an interest as well as any application for a United States copyright made by the Debtor (all of the foregoing in this section collectively, the "Copyrights"), together with any renewals, reissues and extensions thereof, and any and all causes of action which may exist by reason of infringement thereof with the right to sue for and collect said damages and the right to collect all royalties under any license agreements with respect to any such Copyrights.

9. All letters patent and any patent registrations, and any patent applications pending, including, without limitation, registrations, recordings and applications registered or recorded in the United States Patent and Trademark Office or any similar governmental agency in any foreign country (all of the foregoing in this section collectively, the "Patents"), in respect of which the Debtor possesses any rights whatsoever, together with any renewals, reissues, continuations and extensions thereof, any and all causes of action which may exist by reason of infringement thereof with the right to sue for and collect said damages and the right to collect all royalties under any license agreements with respect to any such Patents.

10. Each and every contract to which the Debtor is a party, is bound or is a beneficiary or assignee, and all exhibits to such contracts and all other instruments, agreements and documents executed and delivered with respect to such contracts and all revenues, rentals, Proceeds (as hereinafter defined) and other sums of money due and to become due thereunder from any of the foregoing, as the same may be

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modified, supplemented or amended from time to time in accordance with its terms, as well as all contracts to which the Debtor may hereafter from time to time become a party, become bound, or become a beneficiary or assignee (all of the foregoing in this section collectively the "Contracts"), including with limitation, (a) the leases relating to the Inventory, the Equipment, any licenses, any personal property and assets in the nature of personal property wheresoever situated to which the Debtor is a party or is bound, as well as all renewals, substitutions and replacements therefor and all other leases to which the Debtor may hereafter from time to time become a party or become bound (collectively, the "Leases"), (b) (1) all payments due and to become due under any Contract, whether as contractual obligations, damages or otherwise; (2) all of the Debtor's claims, rights, powers, or privileges and remedies under any Contract and under any Lease and, to the extent permitted by the lessor under any such Lease, the right to cure a default by Debtor under any such Lease; (3) all of its rights under any Contract or under any Lease to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract to demand, receive, enforce, collect or receipt for any of the foregoing rights or any property the subject of any of the Contracts, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which may be necessary or advisable in connection with any of the foregoing and (c) all contract rights thereunder.

11. All amounts from time to time held in any checking, savings, deposit or other account of the Debtor, which amounts are "cash collateral" as defined in the U.S. Bankruptcy Code, 11 U.S.C.
Section 363.

12. All licenses and permits issued by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, court, tribunal or other instrumentality, domestic or foreign, and any arbitrator.

13. All computer programs of the Debtor, and all intellectual property rights therein and all other proprietary information of the Debtor including, but not limited to, trade secrets.

14. All books, records, ledger cards, data processing records, computer software and other property at any time evidencing or relating to any of the foregoing.

15. Without limiting the generality of the foregoing, all other personal property, goods (including without limitation consumer goods), "farm products", "documents" (as such terms are defined in the Uniform Commercial Code of the State of Kentucky), credits, claims, demands and assets of the Debtor, whether now existing or hereafter acquired from time to time.

16. All "Proceeds", as such term is defined in the Uniform Commercial Code of the State of Kentucky, and in any event shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Secured Party or the Debtor, from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Debtor, with respect to any of the Collateral (as hereinafter defined), (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor, from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral (all of the foregoing in this section 16, collectively, the "Proceeds").

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17.  Any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements thereof and all products and Proceeds thereof.

                                     The undersigned confirms that this
                                     Exhibit is part of a financing
                                     statement and security agreement signed
                                     by it:

                                     21ST CENTURY CLAIMS SERVICE, INC.

                                     BY: /s/ John R. Owens
                                        ------------------------------------
                                     TITLE: Secretary/Treasurer
                                           ---------------------------------

                                                                    "DEBTOR"

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